UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 12, 2008
RHI ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-34102	36-4614616

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1325 Avenue of Americas, 21st Floor, New York, NY	10019

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (212) 977-9001
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
          (a) On December 10, 2008, RHI Entertainment, LLC and Robert A. Halmi, Jr., the President, Chief Executive Officer and Chairman of the Board of RHI Entertainment, Inc. entered into a first amendment to Mr. Halmi Jr.’s Amended and Restated Employment Agreement, dated November 8, 2007. The amendment to the employment agreement of Mr. Halmi, Jr. provides as follows:
•	The term of employment is extended, beginning on January 12, 2009 and ending on January 12, 2011, unless earlier terminated as provided elsewhere in the employment agreement. The employment term will automatically extend for successive one-year periods unless either party gives notice of non-extension to the other no later than 30 days prior to the expiration of the then-applicable term.

•	During the term of employment, Mr. Halmi, Jr. will receive a base salary of $2,065,250, which amount shall be increased by 5% per annum on a cumulative basis on each anniversary of January 12, 2009.
          As amended, Mr. Halmi Jr.’s employment agreement remains in full force and effect. The aforementioned description of the amendment to Mr. Halmi Jr.’s employment agreement is qualified in its entirety by the full terms and conditions of the amendment, a copy of which is attached to this report as Exhibit 10.1 and incorporated herein by reference. The existing employment agreement of Mr. Halmi, Jr. was filed on November 9, 2007 as Exhibit 10.6 to the Company’s Registration Statement originally filed on September 14, 2007, and which is incorporated herein by reference.
          (b) On December 11, 2008, RHI Entertainment, LLC and Peter N. von Gal., the Chief Operating Officer of RHI Entertainment, Inc. entered into a first amendment to Mr. von Gal’s Amended and Restated Employment Agreement, dated November 8, 2007. The amendment to the employment agreement of Mr. von Gal provides as follows:
•	The term of employment is extended, beginning on January 12, 2009 and ending on January 12, 2011, unless earlier terminated as provided elsewhere in the employment agreement. The employment term will automatically extend for successive one-year periods unless either party gives notice of non-extension to the other no later than 30 days prior to the expiration of the then-applicable term.

•	During the term of employment, Mr. Von Gal will receive a base salary of $1,128,125, which amount shall be increased by 5% per annum on a cumulative basis on each anniversary of January 12, 2009.
          As amended, Mr. von Gal’s employment agreement remains in full force and effect. The aforementioned description of the amendment to Mr. von Gal’s employment agreement is qualified in its entirety by the full terms and conditions of the amendment, a copy of which is attached to this report as Exhibit 10.2 and incorporated herein by reference. The existing employment agreement was filed on November 9, 2007 as Exhibit 10.7 to the Company’s Registration Statement originally filed on September 14, 2007, and which is incorporated herein by reference.
Item 9.01 Exhibits.

Exhibit No.	Document Description
10.1	Amendment to Amended and Restated Employment Agreement of Robert Halmi, Jr., dated December 10, 2008

10.2	Amendment to Amended and Restated Employment Agreement of Peter von Gal., dated December 11, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RHI ENTERTAINMENT, INC.

(Registrant)

Date: December 12, 2008
	By:	/s/ William J. Aliber

	Name:	William J. Aliber
	Title:	Chief Financial Officer